UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

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Independence Resources PLC

(Name of Registrant as Specified in Its Charter)

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NOTICE OF ANNUAL GENERAL MEETING

INDEPENDENCE RESOURCES PLC

(the “Company”)

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of the Company will be held on Saturday, November 3, 2012 at the Davenport Hotel, 10 South Post Street, Spokane, WA 99201, at 12:00 p.m. local time, for the purpose of considering and, if thought fit, passing the following resolutions, resolutions One through Five being proposed as ordinary resolutions and resolutions Six and Seven being proposed as special resolutions:

ORDINARY BUSINESS

1. To receive and adopt the Company’s annual accounts for the fiscal year ended December 31, 2011 together with the last director report and auditors’ report on those accounts;

2. To re-elect John P. Ryan as a Director;

3. To re-elect Howard Crosby as a Director;

4. To reappoint DeCoria Maichel & Teague P.S. as the Company’s registered public accounting firm in the United States for the fiscal year ending December 31, 2012 at a remuneration to be determined by the Audit Committee of the board of directors of the Company (the “Board”);

5. To reappoint BDO LLP as the Company’s statutory auditors for United Kingdom accounting purposes for the fiscal year ending December 31, 2012 at a remuneration to be determined by the Audit Committee of the Board;

SPECIAL BUSINESS

6. To, subject to the passing of resolution Seven below as a Special Resolution, sub-divide each of the Ordinary Shares of 40 pence each in the capital of the Company in issue immediately prior to the commencement of the Annual General Meeting to be held on Saturday, November 3, 2012 at 12:00 pm or such other time and date as the Directors may determine into [four] ordinary shares of 1 pence each in the capital of the Company, having the same rights, being subject to the same restrictions and ranking on the same basis as the existing ordinary shares of 40 pence each in the capital of the Company (save as to nominal value), and [thirty six] deferred shares of 1 pence each, having the rights and being subject to the restrictions set out in resolution Seven below; and

7. To amend the Articles of Association of the Company by:

7.1	Inserting the following definition into Article 2:

"Deferred Share means the deferred shares of £0.01 nominal value each in the capital of the Company with the rights as per Article 67.4" to be inserted after the definition of "Company"; and

7.2	Inserting a new Article 67.4 as follows:
67.4	Each Deferred Share in issue shall confer upon the holder such rights, and be subject to the restrictions, as follows:
67.4.1	Notwithstanding any other provision of these articles, a Deferred Share:

(a)        does not entitle its holder to receive any dividend or distribution declared, made or paid or any return of capital and does not entitle its holder to any further or other right of participation in the assets of the Company; and

(b)         entitles its holder to participate on a return of assets on a winding up of the Company, such entitlement to be limited to the repayment of the amount paid up or credited as paid up on such Deferred Share but only if the holders of each Ordinary Share then in issue shall have received a distribution of at least £1,000,000 per Ordinary Share held; and

(c)         does not entitle its holder to receive a share certificate in respect of his or her shareholding, save as required by law; and

(d)         does not entitle its holder to receive notice of, nor attend, speak or vote at, any general meeting of the Company; and

(e)         shall not be transferable at any time other than with the prior written consent of the Directors,

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and to transact such other business as may properly come before the Annual General Meeting of Shareholders and any adjournments and postponements thereof.

By order of the Board of Directors,

John P. Ryan
Chief Executive Officer

The Company’s principal executive offices are located at 7 Office Way, Suite 218, Hilton Head, South Carolina, 29928, and the telephone number at that address is (843) 715-9504. The registered office of Independence Resources PLC is at 3 Bunhill Row, London, EC1Y 8YZ, England. A copy of the Company’s Annual Report and Form 10-K for the year ended December 31, 2011 (the “2011 Annual Report”), which contains audited consolidated financial statements and other information, accompanies this Notice and the enclosed Proxy Statement.

Important Notice of Internet Availability of Proxy Materials for Annual General Meeting of Shareholders. The proxy statement and the accompanying 2011 Annual Report are also available to the public for viewing on the “Internet” at http://www.senetekplc.com.

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Subject to the provisions of the Articles of Association of the Company and the Companies Act 2006, only holders of record of Ordinary shares at the close of business on September 26, 2012 will be entitled to notice of the meeting or any adjournments or postponements thereof. The proxy statement and the accompanying form of proxy card and the 2011 Annual Report will be mailed to holders of record of Ordinary shares on or about October 9, 2012.

A holder of Ordinary shares entitled to attend and vote at the meeting may appoint one or more proxies to exercise all or any of his or her rights to attend and to speak and vote (whether on a show of hands or a poll) at the Annual Meeting in his or her stead. A proxy need not be a shareholder of the Company. A holder of Ordinary shares may only appoint more than one proxy if each proxy is appointed to exercise rights attached to different Ordinary shares and may not appoint more than one proxy to exercise rights attached to any one Ordinary share.

October 5, 2012

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INDEPENDENCE RESOURCES PLC

Principal Executive Office

7 Office Way, Suite 218

Hilton Head, SC 29928

Tel: 843-715-9504 Fax: 846-842-7428

Registered Office

3 Bunhill Row, London EC1Y 8YZ

England, United Kingdom

Proxy Statement

2012 Annual General Meeting of Shareholders

This Proxy Statement is furnished to the shareholders of Independence Resources plc, a public limited company registered in England (“Independence,” the “Company,” “we,” “us” or “our”), in connection with the solicitation by the board of directors of the Company (the “Board of Directors” or the “Board”) of proxies to be voted at the 2012 Annual General Meeting of Shareholders and at any and all adjournments or postponements of such meeting (the “Annual Meeting”), to be held at the Davenport Hotel, 10 South Post Street, Spokane, WA 99201, on Saturday, November 3, 2012 at 12:00 pm local time for the purpose of considering and, if thought fit, passing the resolutions specified in the Notice of Annual General Meeting. The Company anticipates mailing this Proxy Statement and related forms of proxy to its shareholders of record on or about October 9, 2012.

Record Date and Voting

At the close of business on September 26, 2012 (the “record date”), the Company had outstanding ____ Ordinary shares, nominal value 40p each (the “Ordinary shares”), of which ____ Ordinary shares were held in the name of BNY (Nominees) Limited, a division of The Bank of New York Mellon, as depositary (the “Depositary”), which issues Company-sponsored American Depositary Receipts (“ADRs”) evidencing American Depositary Shares which, in turn, each represent one Ordinary share.

The Company is registered in England and therefore subject to the Companies Act 2006 and other English law, which (amongst other things) governs the processes for voting at the Annual Meeting. There are a number of differences between English and U.S. law in this regard. Each registered holder of Ordinary shares present in person or by proxy at the Annual Meeting is entitled to one vote on a show of hands on each resolution tabled at the Annual Meeting and on any other proposals properly brought before the Annual Meeting. An ordinary resolution subject to a show of hands vote will be passed on a simple majority of the votes cast (save that, where a holder of Ordinary shares has appointed more than one proxy, the votes of such proxies shall be taken together and count as one vote). A special resolution subject to a show of hands vote will be passed if 75% or more of the votes cast are in favor (save that, where a holder of Ordinary shares has appointed more than one proxy, the votes of such proxies shall be taken together and count as one vote). Each registered holder of Ordinary shares present in person or by proxy at the Annual Meeting shall, upon a poll, have one vote for each Ordinary share held by such holder. An ordinary resolution subject to a poll vote will be passed on a simple majority of the votes cast. A special resolution subject to a poll vote will be passed if 75% or more of the votes cast are in favor. Under the Companies Act, a proxy holder generally has one vote on a show of hands, no matter how many shareholders appointed that person as proxy. However, if the proxy was appointed by multiple shareholders and is instructed to vote both “for” and “against” the same proposal by different shareholders, then such proxy holder may vote once in favor and once against in the show of hands. A poll may be demanded by a shareholder present in person or (if the proxy is not prohibited from so doing by the holder of Ordinary shares by which he or she is appointed) by proxy, or by the Chairman of the Annual Meeting, acting in his discretion and with regards to the sense of the meeting before him including the votes set out on any proxy cards with which he has been furnished. The Chairman of the Annual Meeting is entitled to call for a poll but may not be obligated to do so.

Signed proxy cards from registered holders of Ordinary shares must be received by Capita Registrars (“Capita”), the Company’s registrars based in England, not less than forty-eight hours before the time for holding the Annual Meeting (London Time) in order for such proxy appointment to be valid. Proxy cards cannot be faxed or emailed to Capita; generally, only signed original documents are valid. Proxy cards duly executed by registered holders of Ordinary shares must be voted in accordance with the instructions given by the registered holder of Ordinary shares. If no instructions are given, the proxy can exercise his/her discretion as to whether, and if so how, to vote on each proposal set forth in the Notice of Annual General Meeting and on any other proposals properly brought before the Annual Meeting. Delivery of a proxy card shall not preclude a holder of Ordinary shares from revoking such proxy by delivery of a later dated proxy card (within the time limits noted above) or from attending and voting at the Annual Meeting or any adjournment thereof in place of the proxy appointed, in which case the proxy shall not be entitled to vote on behalf of the relevant holder of Ordinary shares unless appointed to vote in respect of some but not all of the Ordinary shares held by that person and provided that the registered holder and the proxy may not both exercise rights attached to any one Ordinary share.

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ADR holders are not entitled to vote directly at the Annual Meeting but a Deposit Agreement exists between the Depositary and the holders of ADRs pursuant to which registered holders of ADRs as of the record date are entitled to instruct the Depositary as to the exercise of voting rights pertaining to the Ordinary shares so represented. The Depositary has agreed that it will endeavour, insofar as practicable, to vote (in person or by delivery to the Company of a proxy) the Ordinary shares registered in the name of the Depositary in accordance with the instructions of the ADR holders. In the event that the instruction card is executed but does not specify the manner in which the Ordinary shares represented are to be voted, by marking a vote “FOR”, “AGAINST” or “ABSTAIN”, the Depositary will be entitled to vote (or instruct its proxy to vote) the Ordinary shares represented by the instruction card as it sees fit, which may be in accordance with the recommendations of the Board described herein on each proposal set forth in the Notice of Annual General Meeting. Instructions from the ADR holders should be sent to the Depositary so that the instructions are received by no later than the close of business on June 20, 2012 (the “Instruction Date”). Any holder of ADRs giving instructions to the Depositary has the power to revoke the instructions by delivery of notice to the Depositary at 101 Barclay Street, 22nd Floor West, New York, NY 10286 at any time so that the Depositary receives, by no later than the close of business on the Instruction Date, duly executed instructions bearing a later date or time than the date or time of the instructions being revoked. The Depositary will vote Ordinary shares represented by ADRs as to which instructions have not been received from the registered holders by the close of business on the Instruction Date in the same proportions, as to each proposal set forth in the Notice of Annual General Meeting, as those Ordinary shares as to which instruction have been so received.

A minimum of two registered holders of Ordinary shares or their proxies must be present at the Annual Meeting to constitute a quorum for the transaction of business.

The cost of preparing, assembling, and mailing the proxy materials and of reimbursing brokers, nominees and fiduciaries for the out-of pocket and clerical expenses of transmitting copies of the proxy material to the registered owners of Ordinary shares and ADRs as of the record date will be borne by the Company. The solicitation of proxies, which is being made on behalf of the Company, may be made by use of the mail and the Internet and may also be made by telephone, telegraph, or personally, by certain directors, officers and regular employees of the Company who will receive no extra compensation for those services. Although no precise estimate can be given at this time, the Company anticipates that it will spend approximately $10,000 in connection with the preparation of proxy materials and solicitation of proxies.

The Company has retained Capita to (amongst other things) hold and maintain its register of members. Capita will be engaged by the Company to send proxy forms to all registered members appearing on that register and to take delivery of completed proxy forms posted to it in accordance with the details above.

Proposals One through Six described in the Notice of Annual General Meeting are ordinary resolutions. The approval of an ordinary resolution requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Proposal Seven described in the Notice of Annual General Meeting is a special resolution. The approval of a special resolution requires the affirmative vote of at least 75% of the votes cast at the Annual General Meeting. Abstentions and broker non-votes are not counted in the votes cast and will have no effect on any resolution voted on at the Annual Meeting. A broker non-vote is a proxy submitted by a broker in which the broker fails to vote on behalf of a client on a particular matter for lack of instruction when such instruction is required by the rules of the New York Stock Exchange.

Shareholder Proposals

The Company will, in future proxy statements, include shareholder proposals complying with the applicable rules of the United States Securities and Exchange Commission (“SEC”), and any applicable English or U.S. state laws. In order for a proposal by a shareholder so complying to be included in the proxy statement relating to any future Annual General Meeting of Shareholders, that proposal must be received in writing by the Secretary of the Company at the Company’s principal executive office not later than (1) six weeks before the Annual General Meeting to which the requests relate, or (2) if later, the time at which notice of that meeting is given by the Company.

Under the Companies Act, in order for a shareholder proposal to be presented at an Annual General Meeting, such proposal must have been requisitioned either by shareholders representing 5% of the voting rights of all members having a right to vote on such proposal at the Annual General Meeting or by at least 100 shareholders who have a right to vote on such proposal at the relevant Annual General Meeting and who hold shares in the Company on which there has been paid up an average sum, per member, of at least £100. Such proposal must have been signed or otherwise authenticated by all requisitionists and submitted to the Company not later than (1) six weeks before the Annual General Meeting to which the requests relate, or (2) if later, the time at which notice of that meeting is given by the Company. Notwithstanding these requirements, the Articles of Association of the Company permit a resolution to be proposed for the election of a director if notice in writing is given to the Secretary of the Company at the Company’s principal executive office not more than 28 days and not less than 7 days before the date of an Annual General Meeting, signed by a shareholder qualified to attend and vote at the relevant meeting, stating the name and address of the proposed candidate and attaching a written notice signed by the candidate expressing his or her willingness to be elected.

PROPOSAL ONE

ACCOUNTS AND REPORTS

The Board of Directors wishes to obtain from the shareholders their approval to receive the Company’s annual accounts for the fiscal year ended December 31, 2011 together with the last Directors’ report and Auditors’ report on those accounts.

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Vote Required

Adoption of Proposal One requires the affirmative vote of a majority of the holders of Ordinary shares cast in person or by proxy at the Annual Meeting (save that, where a holder of Ordinary shares has appointed more than one proxy, the votes of such proxies shall be taken together and count as one vote) or, if a poll is taken, the affirmative vote of the holders of a majority of the Ordinary shares in respect of which votes are cast in person or by proxy at the Annual Meeting, including those Ordinary shares represented by ADRs.

Board of Directors Recommendation

The Board of Directors believes that adoption of Proposal One is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” the proposal, to allow the Board of Directors to receive the Company’s annual accounts for the fiscal year ended December 31, 2011 together with the last directors’ report and auditors’ report on those accounts.

PROPOSALS TWO THROUGH THREE

ELECTION OF DIRECTORS

The Company currently has six Directors (each, a “Director,” and collectively, the “Directors”).

The Articles of Association of the Company provide that one-third of the Directors (not including Managing Directors or Executive Directors), or if their number is not three or a multiple of three, then the number nearest to but not exceeding one-third, shall retire by rotation at the dissolution of each Annual Meeting based on the length of time in office as calculated from each Director’s last election or appointment (with those longest in office retiring first). However, the Articles of Association of the Company also provide that, prior to the calculation of the Directors set to retire, any Director who wishes to retire may choose to do so. A retiring Director is eligible for re-election.

Of the current Directors, John P. Ryan and Howard Crosby shall retire voluntarily at the Annual Meeting and have been nominated by the Board for re-election at the Annual Meeting.

Since the last annual general meeting held in November 2011, there were no non-executive Directors elected to the Board.

Vote Required

Adoption of Proposals Two through Three to re-elect each of John P. Ryan and Howard Crosby as a Directors requires the affirmative vote of a majority of the holders of Ordinary shares (including those Ordinary shares represented by ADRs) voting in person or by proxy at the Annual Meeting (save that, where a holder of Ordinary shares has appointed more than one proxy, the votes of such proxies shall be taken together and count as one vote) or, if a poll is taken, the affirmative vote of the holders of a majority of the Ordinary shares in respect of which votes are cast in person or by proxy at the Annual Meeting, including those Ordinary shares represented by ADRs.

Board of Directors Recommendations

The Board of Directors recommends that the shareholders vote “FOR” the re-election of each of John P. Ryan and Howard Crosby to serve as Directors of the Company.

Nominees

Name	Position with Company	Director Since	Age
John P. Ryan	Chairman of the Board of Directors and Chief Executive Officer	2010	50
Howard Crosby	President and Director	2010	59

John P. Ryan was appointed Chief Executive Officer effective March 10, 2010. Mr. Ryan has been the President of Fontana Capital Corporation, a closely held consulting company for the last 10 years. Mr. Ryan was Founder and Chairman of U.S. Silver Corporation, a producing silver company, from June 2006 until September 2008. Mr. Ryan was Secretary and Chief Financial Officer of High Plains Uranium, Inc., a uranium exploration and production company, from February 2005 until September 2006. He also served from April 2004 to February 2005 as a director, in addition to Secretary and Chief Financial Officer, of High Plains Uranium, Inc. (Idaho), the predecessor to High Plains. During the period of 1996 until 2006, he held various positions with Cadence Resources Corporation, a U.S. public natural resources company, including Vice President of Corporate Development (1996-2005), Secretary (1998-2006) and a director (1997-2005). He served as President and a director of Grand Central Silver Mines Inc. from 1998 until 2000 and was a director of Metalline Mining Company from 1996 until 1999. Mr. Ryan has also been Chief Financial Officer and a director of Trend Mining Company since August 2000. He is currently Chief Financial Officer and a director of Big Bear Mining Corp. Mr. Ryan has also been an officer and/or director of Tomco Energy Plc, Platinum Diversified Mining, Inc., and Gold Crest Mines, Inc.

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Mr. Ryan has extensive executive experience and provides the Board with valuable insight regarding the Company’s products and services, and provides valuable public company expertise to the Board.

Howard Crosby was appointed President effective March 10, 2010 and has served as a director since such time. Mr. Crosby has been the President of Crosby Enterprises, Inc., a closely held family investment company, for more than twenty years as well as an officer and director of High Plains Uranium, Inc., AQM Copper, Inc. (formerly Apoquindo Minerals), White Mountain Titanium Corporation, Tomco Energy, Plc, Platinum Diversified Mining, Inc., and Gold Crest Mines, Inc.

Mr. Crosby has extensive experience in corporate finance and strategic planning and provides valuable insight on business strategy development and strategic partnership to the Board.

Directors whose terms of office will continue after the Annual Meeting

Name	Position with Company	Director Since	Age
Kerry Dukes	Director	2006	49
Bobby Cooper	Director	2011	66
Anthony Williams	Director	2003	66
John May	Director	2011	63

Kerry Dukes was has served as a director since May 2006. Mr. Dukes is Chief Executive Officer and co-founder of Ardour Capital Investments LLC, a registered investment banking and securities broker-dealer firm in New York City, where he has served since November 2003 and is responsible for the organization, recruitment, financing and implementation of Ardour’s business plan. Mr. Dukes has more than 20 years of experience in the investment banking and securities businesses. Prior to co-founding Ardour, Mr. Dukes served as Director/Senior Managing Partner/Head of Global Activities for BlueStone Capital Partners and Trade.com, where he started-up and grew the firm’s brokerage operations and was instrumental in negotiating and selling a significant interest in the company to ABN Amro Bank, N.V. Prior to BlueStone, Mr. Dukes served as a Board Member, Chief Operating Officer and Managing Director of Commonwealth Associates. Mr. Dukes began his career in the management program at Shearson Lehman, an investment bank. He has served on the boards of numerous public companies, including Commonwealth Associates Growth Fund and Food Integrated Resources. Mr. Dukes attended the State University of New York.

Mr. Dukes brings to the Board valuable business, leadership and management experience having led Ardour Capital Investment LLC for the last eight years. With experience as a director in a number of diverse industries, Mr. Dukes brings extensive board experience and leadership skills as well as a working knowledge of the investment banking and securities industries.

Bobby Cooper was appointed a Non-Executive Director in May 2011. From 1993 to 1997, Mr. Cooper served as President of Kennecott Corporation, a wholly-owned subsidiary of Rio Tinto Group. During his tenure at Kennecott, Mr. Cooper was responsible for the construction and operations of numerous active mines in North America including the operations at the Bingham Canyon Mine in Utah. Since retiring from Kennecott Corporation in 1997, Mr. Cooper has devoted himself to entrepreneurial ventures. Mr. Cooper currently serves as a Director of Ontario Graphite, a privately held graphite producer located in Canada, Wyo-Ben, a private bentonite producer located in Billings, MT with properties in Northern Wyoming. Mr. Cooper’s has also served as Chairman and Director of US Silver, a silver producer located in Wallace, Idaho. In addition, he served as Chairman and Director of High Plains Uranium, a uranium exploration and production company, a director and CEO of Platinum Diversified Mining, a Special Purpose Acquisition Company listed on the London AIM, a director and Audit Committee Chair of Western Prospector, a Canadian based uranium company with mining properties in Mongolia, and a director and CEO of Ancash Mining, a private Peruvian poly-metallic project located in the Andes of Peru.

Mr. Cooper has over 20 years of experience in the mining industry, most recently as President of Kennecott Corporation. He brings a global mining perspective to the Board with experience in a variety of resources. As a past director of U.S. Silver Corporation, Western Prospector, and Ancash Mining, Mr. Cooper contributes his board level experience in the mining industry.

Anthony Williams has served as a director since February 2003. Mr. Williams was appointed Vice Chairman of the Board of Directors in October 2003 and in March 2010 he was appointed Non-Executive Vice Chairman of the Board. Mr. Williams has been a partner of DLA Piper, LLP (US), a global law firm since November 2009. From 2005 until November 2009, Mr. Williams was a partner at the law firm of Baker & McKenzie LLP and from 1981 until September 2005, Mr. Williams was a partner at the law firm of Coudert Brothers LLP and previously served as Chairman of the Executive Committee and as Administrative Partner of the firm, responsible for worldwide operations. Mr. Williams was affiliated with Coudert Brothers LLP from 1973 through September 2005, first as an associate and then as a partner. In September 2006, Coudert Brothers LLP filed for Chapter 11 bankruptcy protection in the Southern District of New York Bankruptcy Court. He received an A.B. in Government and Economics from Harvard University and a Juris Doctor from New York University School of Law. He has been admitted to the Bars of the United States Supreme Court, the State of New York and State of California.

Mr. Williams’ extensive business and legal experience provides our Board with a valuable resource for assessing and managing legal risks and planning corporate strategy.

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John May was appointed a Non-Executive Director in May 2011. Mr. May is a professional accountant and long-time business entrepreneur. Mr. May is a Fellow of the Institute of Chartered Accountants in England and Wales. He is Chairman and Policy Director of the Small Business Bureau Limited and Policy Director of “The Genesis Initiative Limited”, lobbying groups for small business to the UK Parliament. Since July 1994, Mr. May has been the principal of his own chartered accountancy practice. From January 1977 to June 1994, Mr. May was a senior partner with Crowe Clark Whitehill, Chartered Accountants, where he served for eight years on the managing board and for nine years as Chairman of its Thames Valley offices. In his capacity as UK National Marketing Partner and Head of its Property Consultancy division, he was a director of its UK and international associations. Mr. May was Finance Director of London AIM market listed PSG Solutions Plc (formerly London & Boston Investments Plc) until December 2005. Since July 2006 and June 2008, respectively, he has served as a non-executive director of London Pacific Partners Inc. and White Mountain Titanium Corp., both US public companies. Since January 2010 and December 2006, respectively, he has served as Chairman of Specialist Energy Group Plc and Chairman of Red Leopard Holdings Plc, both London AIM listed companies. Since November 2007 has served as a non-executive director of Petrolatina Energy Plc, an oil company with assets in Columbia and also listed on London AIM.

Mr. May’s background with Crowe Clark Whitehill, Chartered Accountants brings significant accounting, financial, risk analysis, and audit experiences to the Board. As a director on the board of White Mountain Titanium Corp. and London Pacific Partners Inc., Mr. May contributes his board level experience and background in mining.

BOARD MEETINGS AND COMMITTEES

Board Meetings

The Board of Directors met seven times during the fiscal year ended December 31, 2011 (“Fiscal 2011”). Each Director attended 75% or more of the total number of meetings of the Board of Directors and the committees of the Board of Directors on which he served during Fiscal 2011.

Committees and Committee Meeting Attendance

The Board of Directors has four chartered committees—a Compensation Committee, an Audit Committee, a Nominating Committee and a Corporate Governance Committee.

The Audit Committee held six meetings and the Compensation Committee held four meetings during Fiscal 2011.

The functions of the Nominating Committee and the Corporate Governance Committee have been discharged by the full Board because the small size of the Board made it practicable for it to perform this role. Following the Annual Meeting, the Board will appoint directors to these committees. The functions of the Committees and the membership of the Compensation and Audit Committees are set forth below.

Committee Composition

The following table provides the current membership of the Compensation Committee and Audit Committee. All of the seats on the Nominating Committee and the Corporate Governance Committee are currently vacant.

Compensation Committee	Audit Committee
Kerry Dukes*	Kerry Dukes*
Anthony Williams	Anthony Williams

* Chairman of the Committee

Compensation Committee —The Compensation Committee is comprised of Kerry Dukes, Chairman and Anthony Williams. The Compensation Committee reviews and fixes the salary and other compensation of the Chief Executive Officer and the other executive officers of the Company, including administering the Independence Resources Equity Plan. The Board has determined that all of the members of the Compensation Committee are “independent” within the meaning of the listing standards of the NASDAQ Stock Market. A copy of the Compensation Committee’s charter will be available on the Company’s website as soon as possible. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs.

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Audit Committee —The Audit Committee is comprised of Kerry Dukes, Chairman and Anthony Williams. The duties of the Audit Committee consist of, among other things, selecting the Company’s independent certified public accountants, approving the services and fees of the independent certified public accountants, assessing the Company’s financial reporting process and internal controls, reviewing the independence of the Company’s certified public accountants, and monitoring lines of communication between the Directors, financial management and the independent accountants. The Board of Directors has determined that all of the members of the Audit Committee are “independent” within the meaning of the listing standards of the NASDAQ Stock Market and applicable Securities and Exchange Commission (“SEC”) rules and that Mr. Dukes is an “audit committee financial expert” by reason, among other things, of his experience as chief executive officer of a registered securities investment banking and broker-dealer firm and as an investment banker involved in over 20 registered public offerings of securities. A copy of the Audit Committee’s charter will be available on the Company’s website as soon as possible. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and discusses policies with respect to risk assessment and risk management.

Nominating Committee —All of the seats on the Nominating Committee are currently vacant and the functions of the Committee are performed by the full Board. Following the Annual Meeting, the Board will appoint directors to this Committee. The duties of the Nominating Committee consist, among other things, of identifying individuals qualified to become Board members, selecting, or recommending to the Board, the Director nominees for the next Annual General Meeting, selecting or recommending to the Board, Director candidates to fill any vacancies on the Board, and receiving proposals for Director nominees from beneficial holders of the Company’s Ordinary shares. A copy of the Nominating Committee’s charter will be available on the Company’s website as soon as possible. As noted above, each member of the Board of Directors presently participates in the nominating procedures. Due to the small size of the Company’s board of directors, the Board of Directors believes that it is appropriate for each of the directors to be involved in the process of reviewing the qualifications of persons proposed to be nominated for election to the Board, such that each existing Board member can provide his or her views on any particular proposed nominee. The nomination of the Director nominees appearing on the Board of Directors’ proxy card for the Annual Meeting, Messrs. Ryan and Crosby, were recommended by the Board (without the involvement of each such Director if it involves his own nomination) of the Company. The Nominating Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, and succession planning for our directors and executive officers.

Corporate Governance Committee —All of the seats on the Corporate Governance Committee are presently vacant and the functions of the Committee are performed by the full Board. Following the Annual Meeting, the Board will appoint directors to this Committee. The duties of the Committee consist, among other things, of administering the Company’s Code of Business Conduct, applicable to its officers, employees, Directors and consultants, developing and administering corporate governance guidelines, policies and principles applicable to the Company, developing and implementing a legal compliance program for the Company’s officers, employees and Directors, and evaluating and monitoring the effectiveness of and compliance with these programs. A copy of the Company’s Code of Business Conduct will be available on the Company’s website as soon as possible.

CORPORATE GOVERNANCE

Independent Directors

The Company’s ADRs representing certain Ordinary shares are traded in the over-the-counter market, and, accordingly, there are no listing standards relating to the independence of members of its Board of Directors that are applicable to the Company. The Board has determined that the following Directors of the Company (constituting a majority of all Directors) are “independent” within the meaning of the listing standards of the NASDAQ Stock Market and applicable SEC rules: Messrs Williams, Duke, Cooper and May.

Family Relationships

There are no family relationships among any of officers and directors of the Company.

Communication with Directors

Individuals may submit communications to the Board or to the non-employee Directors individually or as a group by sending the communications in writing to the attention of the Secretary of the Company at Independence Resources PLC, 7 Office Way, Suite 218, Hilton Head, South Carolina, 29928. All communications that relate to matters that are within the scope of responsibilities of the Board and the Committees will be forwarded to the appropriate Directors.

Director Nomination Process

The Nominating Committee (or full Board) periodically reviews the requisite skills and characteristics of Directors as well as the composition of the Board as a whole. It makes an assessment of the suitability of candidates for election to the Board, taking into account business experience, independence and character. The Board, at this time, does not believe it is necessary or appropriate to adopt specific, minimum objective criteria for Director nominees. In addition, while we do not have a formal diversity policy, our Nominating and Corporate Governance Committee (or full Board) seeks to have directors representing a range of experience, qualifications, skills and backgrounds, consistent with its goal of creating a board of directors that best serves the needs of the Company and the interests of our shareholders.

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Shareholders may propose nominees for Board membership by submitting the nominee’s name, address, biographical data and qualifications along with the consent of the proposed nominee to Independence Resources PLC, Attention: Secretary, at Resources PLC, 7 Office Way, Suite 218, Hilton Head, South Carolina, 29928. Shareholders who wish to nominate candidates for election to the Board at the next annual general meeting of shareholders must adhere to the dates and follow the procedures outlined in “Shareholder Proposals” above. The Nominating Committee or full Board will consider Director candidates submitted by shareholders using the same criteria that it uses to select Director recommendations submitted by others.

Board Meetings and Executive Sessions

Directors are expected to attend each Board meeting, whether in person or by telephone. Management provides all Directors with an agenda and appropriate written materials in advance of each meeting. To ensure active and effective participation, Directors are expected to arrive at each Board and Committee meeting having reviewed the materials for the meeting. The Board periodically meets in executive session with only non-employee Directors present.

Board Leadership Structure

In accordance with our Articles of Association, the Board elects our officers, including our Chief Executive Officer, Chief Financial Officer, and such other officers as the Board may appoint from time to time. The Board has not currently separated the positions of Chairman of the Board and Chief Executive Officer, and John P. Ryan currently serves as our Chairman and Chief Executive Officer. The Board does not believe that separating these positions is necessary at this time in light of the composition of the Board, the management team and our overall leadership structure, the experience of Mr. Ryan in overseeing our day-to-day business while overseeing the Board, and our current business strategy. Mr. Ryan has managed the competing demands for his time to effectively lead the Board and the management team. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment of corporate strategy. Our Articles of Association and corporate governance guidelines do not require that our Chairman and Chief Executive Officer positions be separate. The Board periodically considers whether changes to our overall leadership structure are appropriate.

Our Chairman is responsible for chairing meetings of the Board. In his absence, the Board may choose one of the Directors to chair the relevant meeting of the Board, and this tends to be our Vice-Chairman or the independent director present who has the most seniority. Our Chairman is also responsible for chairing meetings of shareholders. In his absence, the Board may appoint one of the Directors to chair the relevant meeting. That failing, the holders of Ordinary shares present and entitled to vote may choose one of their numbers to chair the relevant meeting.

Board’s Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including strategic risks, enterprise risks, financial risks, regulatory risks, and others. Management is responsible for the day-to-day management of risks the company faces, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight. Our Chairman meets regularly with our Chief Financial Officer, and other senior officers to discuss strategy and risks facing our business. Senior management attends board meetings and is available to address any questions or concerns raised by our board of directors on risk management-related and any other matters. The Board receives presentations from senior management on strategic matters involving our operations and holds strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for our business.

While the Board is ultimately responsible for risk oversight at our company, our board committees assist our Board of Directors in fulfilling its oversight responsibilities in certain areas of risk, as further in the section under the heading “Board Meetings and Committees.”

Code of Ethics

The Company has adopted a code of ethics that applies to its chief executive officer, chief operating officer and senior financial officer, in addition to its Code of Business Conduct, which applies to all employees, Directors and consultants. The Company’s Code of Ethics will be available on the Company’s website as soon as possible. In the event of any amendment to, or waiver from, the code of ethics, the Company will publicly disclose the amendment or waiver by posting the information on its website.

The Company’s policies do not permit any of our employees, including our executive officers, to “hedge” ownership by engaging in short sales or trading in any derivatives involving our securities.

The Company does not require Directors to attend the Annual General Meeting of Shareholders, although Directors generally do attend such meetings. In November 2011, each of John Ryan, Howard Crosby and John May attended the Annual General Meeting of Shareholders.

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PROPOSAL FOUR

INDEPENDENT AUDITORS – DECORIA MAICHEL & TEAGUE P.S.

The Board of Directors wishes to obtain from the shareholders their approval for the appointment of DeCoria Maichel & Teague P.S. as the Company’s registered public accounting firm in the United States for the fiscal year ending December 31, 2012 and to render other professional services as required, and to authorize the Directors (acting through the Audit Committee of the Board) to fix their remuneration.

Representatives of DeCoria Maichel & Teague P.S. LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. If the appointment of DeCoria Maichel & Teague P.S. LLP as the Company’s registered public accounting firm in the United States is approved by the shareholders, the Board intends to delegate the determination of the audit fees to the Audit Committee. If the appointment of DeCoria Maichel & Teague P.S. LLP as the Company’s registered public accounting firm in the United States is not approved by the shareholders, the adverse vote will be considered a directive to the Board of Directors and the Audit Committee to select other independent certified public accountants to serve as the Company’s auditors for the fiscal year ending December 31, 2012.

DeCoria Maichel & Teague P.S. LLP was appointed by the Board to serve as the Company’s registered public accounting firm in the United States in May 2010, replacing Macias Gini & O’Connell LLP. Macias Gini & O’Connell LLP’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2010 through May 10, 2010, there were no disagreements between the Company and Macias Gini & O’Connell LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Macias Gini & O’Connell LLP, would have caused Macias Gini & O’Connell LLP to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements.

During the Company’s two most recent fiscal years and subsequent period from January 1, 2010 through May 10, 2010, there were no reportable events as defined by Item 304(a)(1)(v) of Regulation S-K, or Item 304(a)(1)(v). The Company has provided Macias Gini & O’Connell LLP with a copy of the foregoing statements and has requested and received from Macias Gini & O’Connell LLP a letter addressed to the Securities and Exchange Commission stating whether or not Macias Gini & O’Connell LLP agrees with the above statements.

During the two most recent fiscal years and the subsequent interim period from January 1, 2010 through May 10, 2010, neither the Company nor anyone acting on behalf of the Company, consulted DeCoria Maichel & Teague regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Aggregate fees billed by DeCoria Maichel & Teague P.S. LLP for 2011 and 2010, for audit services related to the most recent two years, and for other professional services billed in the most recent two fiscal years, were as follows:

DECORIA MAICHEL & TEAGUE P.S. LLP—Registered Public Accounting Firm in the United States:

Type of Service	2011	2010
Audit fees (1)	$50,000	$100,000
Other audit-related fees (2)	—	—
Tax fees (3)	25,000	25,000
All other fees (4)	—	—
Total	$75,000	$125,000

(1)	Audit fees: This category consists of fees for professional services rendered by DeCoria Maichel & Teague P.S. LLP for review of the financial statements included in its quarterly reports on Form 10-Q and services that are normally provided by the registered public accounting firms in connection with regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)	Other audit-related fees: None

(3)	Tax fees: This category consists of fees for professional services rendered by DeCoria Maichel & Teague P.S. LLP for United States tax compliance including tax return preparation, technical tax advice and tax planning.

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(4)	All other fees: None

Aggregate fees billed by the Company’s former principal accountants, Macias Gini & O’Connell LLP for 2011 and 2010, for audit services related to the most recent two years, and for other professional services billed in the most recent two fiscal years, were as follows:

MACIAS GINI & O’CONNELL LLP—Principal Accountants in the United States:

Type of Service	2011	2010
Audit fees (1)	$—	$10,000
Other audit-related fees (2)	—	—
Tax fees (3)	—	—
All other fees (4)	—	—
Total	$—	$10,000

(1)	Audit fees: This category consists of fees for professional services rendered by Macias Gini & O’Connell LLP for audits of the Company’s annual financial statements, review of the financial statements included in its quarterly reports on Form 10-Q and services that are normally provided by the independent auditors in connection with regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)	Other audit-related fees: None

(3)	Tax fees: None

(4)	All other fees: None

The Audit Committee established a policy governing the Company’s use of the Company’s auditors for non-audit services. Under the policy, management may use non-audit services of the auditors that are permitted under SEC rules and regulations, provided that management obtains the Audit Committee’s approval before such services are rendered. In 2011 and 2010, all fees identified above under the captions “Audit Fees”, “Other Audit-Related Fees”, “Tax Fees” and “All Other Fees” were approved by the Audit Committee or the full Board when the Board lacked sufficient non-management Directors to constitute an Audit Committee. In 2011 and 2010, neither Macias Gini & O’Connell LLP nor DeCoria Maichel & Teague P.S. LLP rendered any other professional services for audit related matters, tax compliance and tax advice, and no hours were expended on DeCoria Maichel & Teague P.S. LLP’s engagement to audit the financial statements that were attributable to work performed by persons other than its full-time, permanent employees.

Vote Required

Adoption of Proposal Four requires the affirmative vote of a majority of the holders of Ordinary shares cast in person or by proxy at the Annual Meeting (save that, where a holder of Ordinary shares has appointed more than one proxy, the votes of such proxies shall be taken together and count as one vote) or, if a poll is taken, the affirmative vote of the holders of a majority of the Ordinary shares in respect of which votes are cast in person or by proxy at the Annual Meeting, including those Ordinary shares represented by ADRs.

Board of Directors Recommendation

The Board of Directors believes that adoption of Proposal Four is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” the appointment of DeCoria Maichel & Teague P.S. LLP as the Company’s registered public accounting firm in the United States for the fiscal year ending December 31, 2012 and the authorization of the Directors (acting through the Audit Committee) to fix their remuneration.

PROPOSAL FIVE

INDEPENDENT AUDITORS – BDO LLP

The Board of Directors wishes to obtain from the shareholders their approval for the reappointment of BDO LLP as the Company’s statutory auditors for United Kingdom accounting purposes for the fiscal year ending December 31, 2012, and to authorize the Directors (acting through the Audit Committee of the Board) to fix their remuneration.

If the reappointment of BDO LLP as the Company’s statutory auditors for United Kingdom accounting purposes is approved by the shareholders, the Board intends to delegate the determination of the audit fees to the Audit Committee. If the reappointment of BDO LLP as the Company’s statutory auditors for United Kingdom accounting purposes is not approved by the shareholders, the adverse vote will be considered a directive to the Board of Directors and the Audit Committee to select other independent auditors to serve as the Company’s statutory auditors for the fiscal year ending December 31, 2012.

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BDO LLP was first appointed by the Board to serve as the Company’s statutory auditors in the United Kingdom in November 1998.

Aggregate fees billed by the Company’s registered public accounting firm in the United Kingdom, BDO LLP for 2011 and 2010, for audit services related to the most recent two years, and for other professional services billed in the most recent two fiscal years, were as follows:

BDO LLP— Registered Public Accounting Firm in the United Kingdom:

Type of Service	2011	2010
Audit fees (1)	$71,000	$31,000
Other audit-related fees (2)	—	—
Tax fees (3)	$21,000	$58,000
All other fees (4)	—	—
Total	$92,000	$89,000

(1)	Audit fees: This category consists of fees for professional services rendered by BDO LLP for audits of the Company’s annual financial statements and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit and statutory audits required by United Kingdom jurisdictions.

(2)	Other audit-related fees: None

(3)	Tax fees: This category consists of fees for professional services rendered by BDO LLP for United Kingdom tax compliance including tax return preparation, technical tax advice and tax planning.

(4)	All other fees: None

The Audit Committee established a policy governing the Company’s use of the Company’s auditors for non-audit services. Under the policy, management may use non-audit services of the auditors that are permitted under SEC rules and regulations, provided that management obtains the Audit Committee’s approval before such services are rendered. In 2011 and 2010, all fees identified above under the captions “Audit Fees”, “Other Audit-Related Fees”, “Tax Fees” and “All Other Fees” were approved by the Audit Committee or the full Board when the Board lacked sufficient non-management Directors to constitute an Audit Committee. The Audit Committee determined that the rendering of other professional services for audit related matters, tax compliance and tax advice was compatible with the firm maintaining its independence. In 2011 and 2010, no hours were expended on BDO LLP’s engagement to audit the financial statements that were attributable to work performed by persons other than its full-time, permanent employees.

Vote Required

Adoption of Proposal Five requires the affirmative vote of a majority of the holders of Ordinary shares cast in person or by proxy at the Annual Meeting (save that, where a holder of Ordinary shares has appointed more than one proxy, the votes of such proxies shall be taken together and count as one vote) or, if a poll is taken, the affirmative vote of the holders of a majority of the Ordinary shares in respect of which votes are cast in person or by proxy at the Annual Meeting, including those Ordinary shares represented by ADRs.

Board of Directors Recommendation

The Board of Directors believes that adoption of Proposal Five is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” the reappointment of BDO LLP as the Company’s registered public accounting firm for United Kingdom accounting purposes for the fiscal year ending December 31, 2012 and the authorization of the Directors (acting through the Audit Committee of the Board) to fix their remuneration.

PROPOSAL SIX

SUB-DIVISION OF ORDINARY SHARES

The Board of Directors wishes to obtain from the shareholders their approval to sub-divide each of the Ordinary shares of £0.40 each in the issued share capital of the Company in issue at the close of business on immediately prior to the commencement of the Annual General Meeting to be held on Saturday, November 3, 2012 at 12:00 pm or such other time and date as the Directors may determine into [four] ordinary shares of 1 pence each in the capital of the Company, having the same rights, being subject to the same restrictions and ranking on the same basis as the existing ordinary shares of 40 pence each in the capital of the Company (save as to nominal value), and [thirty six] deferred shares of 1 pence each, having the rights and being subject to the restrictions set out in Proposal Seven below.

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Purpose and Rationale for the sub-division of Ordinary Shares

Under English law, it is not possible for a company to issue shares at a price lower than its nominal, or par, value. The current par value of the Ordinary Shares, at £0.40, is relatively high in terms of market practice, and means that fresh issues of shares may only be made when sufficient financing is in place to cover the aggregate nominal value of shares being acquired. In light of this, and the fact that ADRs representing Ordinary shares are traded in the over the counter market, the Board believes that a lower par value would facilitate easier trading and share issuance going forward, and would assist shareholders and ADR holders to realize value in respect of their holdings. The lower par value of ordinary shares will be achieved by the sub-division contemplated by Proposal Six. In addition, the creation of deferred shares in the fixed ratios shown above would ensure that the shareholding ratios of the existing shareholders of the Company at the relevant time would be maintained. The creation of the "deferred shares" would ensure that the directors were in a position to issue new ordinary shares in amounts which, the directors believe, would be more attractive to investors (as they would be able to offer a greater number of ordinary shares as a percentage of those already in issue following the proposed sub-division taking effect) and this would also increase financing options for the Company.

Effect of the sub-division of Ordinary Shares

If approved by shareholders, the change in par value of Ordinary shares will not affect the validity or transferability of any existing share or ADR certificates that bear the name “Independence Resources PLC” until such time as those are replaced by Capita Registrars or the Depositary (as the case may be). If the proposed sub-division of Ordinary shares is approved, shareholders with certificated shares or ADRs should continue to hold their existing share or ADR certificates until replacement certificates are issued by Capita Registrars or the Depositary (as the case may be). The rights of shareholders holding certificated shares will not change, but the number of Ordinary shares held by each shareholder will be multiplied by [four], and each shareholder would also hold [36] deferred shares for each Ordinary share that they currently hold. It is currently anticipated that the number of ADRs represented by those Ordinary shares will not change, but that each ADR will represent a greater number of underlying Ordinary shares and (where appropriate and required by applicable laws) each currently-issued ADR would also represent [36] deferred shares, each having the rights and subject to the restrictions proposed by Proposal Seven below.

Vote Required

Adoption of Proposal Six requires the affirmative vote of a majority of the holders of Ordinary shares cast in person or by proxy at the Annual Meeting (save that, where a holder of Ordinary shares has appointed more than one proxy, the votes of such proxies shall be taken together and count as one vote) or, if a poll is taken, the affirmative vote of the holders of a majority of the Ordinary shares in respect of which votes are cast in person or by proxy at the Annual Meeting, including those Ordinary shares represented by ADRs.

Board of Directors Recommendation

The Board of Directors believes that adoption of Proposal Six is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” the sub-division of Ordinary shares of the Company as described above.

PROPOSAL SEVEN

SUB-DIVISION OF ORDINARY SHARES

The Board of Directors wishes to obtain from the shareholders their approval to make the consequential amendments that would be required to the Articles of Association of the Company to permit the creation of deferred shares as set out in Proposal Six above. The Articles currently only refer to one class of issued shares, but the effect of Proposal Six (if properly passed as an ordinary resolution) would be to create two classes of shares in the capital of the Company. The proposed amendments describe the rights and restrictions attaching to the proposed new share class of "deferred shares".

Vote Required

Adoption of Proposal Seven requires the affirmative vote of at least 75% of the holders of Ordinary shares cast in person or by proxy at the Annual Meeting (save that, where a holder of Ordinary shares has appointed more than one proxy, the votes of such proxies shall be taken together and count as one vote) or, if a poll is taken, the affirmative vote of the holders of at least 75% of the Ordinary shares in respect of which votes are cast in person or by proxy at the Annual Meeting, including those Ordinary shares represented by ADRs.

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Board of Directors Recommendation

The Board of Directors believes that adoption of Proposal Seven is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” the adoption of amendments to the Articles of Association of the Company as described above.

MANAGEMENT

Directors

For information regarding our Board of Directors, including the name, age, position and office held with us, period of service on our Board of Directors, and biographical summaries of each member of our Board of Directors, please see the section under the heading “Election of Directors – Nominees” and “Election of Directors - Directors whose terms of office will continue after the Annual Meeting.”

Executive Officers

John P. Ryan, Chairman and Chief Executive Officer (see the section above under the heading “Election of Directors - Directors whose terms of office will continue after the Annual Meeting”).

Howard Crosby, President (see the section above under the heading “Election of Directors - Directors whose terms of office will continue after the Annual Meeting”).

Donna Miller was appointed Chief Financial Officer (“CFO”) effective April 23, 2012. Ms. Miller has been the Vice President of Compass Accounting, Inc., a firm specializing in accounting and bookkeeping services for natural resources companies, since September 2002.

Ms. Miller has extensive experience in accounting for public companies, including mining companies, and provides valuable insight on financial and accounting matters to the Board.

Executive officers serve in their offices (without fixed terms) at the pleasure of the Board of Directors.

Executive Compensation Tables and Narrative Disclosure

Current Compensation

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Option Awards (1)	All Other Compensation	Total
John P. Ryan (2)	2011	$181,923	—	$ 27,297 (3)	$209,220
Chairman and Chief Executive Officer (PEO)	2010	$150,134	$131,015	—	$281,149
Howard Crosby (2)	2011	$161,923	—	—	$161,923
Chief Financial Officer	2010	$133,906	$131,015	—	$264,921

(1)	The amounts in this column represent the dollar amounts of the aggregate grant date fair value computed in accordance with ASC Topic 718. See the notes to our financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for a discussion of all assumptions made by us in determining the FASB ASC Topic 718 values of our stock awards.

(2)	Mr. Ryan was appointed to the Board and the position as Chief Executive Officer of the Company on March 10, 2010. Mr. Crosby was appointed to the Board and the position as Chief Financial Officer of the Company on March 10, 2010.

(3)	During 2011, Mr. Ryan received $27,297 in health benefits pursuant to the employment agreement described below.

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Employment Agreements

We had historically maintained employment agreements with key executives principally to define terms under which employment would cease and to provide explicit benefits if termination of employment occurs for certain reasons. There are no written employment agreements with our current executive officers although we have entered into oral agreements with Messrs. Ryan and Crosby.

Material Terms of Employment Agreements

John P. Ryan

On April 30, 2010, we entered into an oral agreement with John P. Ryan, our Chief Executive Officer, in which we agreed to compensate him at a salary of $185,000 per annum and to provide health benefits. We also granted Mr. Ryan options to purchase 100,000 of our Ordinary shares in connection with his service as our Chief Executive Officer. The stock options have a five year term, an exercise price of $1.05 per share, and vest in two equal installments every six months.

Howard Crosby

On April 30, 2010, we entered into an oral agreement with Howard Crosby, our President and Chief Financial Officer, in which we agreed to compensate him at a salary of $165,000 per annum and to provide health benefits. Additionally, we granted options to purchase 100,000 of our Ordinary shares to Mr. Crosby in connection with his service as our President and Chief Financial Officer. The stock options have a five year term, an exercise price of $1.05 and vest in two equal installments every six months.

Current Equity Holdings and Realization on Equity Holdings

OUTSTANDING EQUITY AWARDS

As at December 31, 2011

Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Option Exercise Price	Option Expiration Date
John P. Ryan (1)	150,000	(2)	$1.05	04/30/2015
Chairman and Chief Executive Officer	100,000	(3)	$1.05	04/30/2015
Howard Crosby (1)	150,000	(3)	$1.05	04/30/2015
Chief Financial Officer	100,000	(3)	$1.05	04/30/2015

(1)	Mr. Ryan was appointed to the Board and the position as Chief Executive Officer of the Company on March 10, 2010. Mr. Crosby was appointed to the Board and the position as Chief Financial Officer of the Company on March 10, 2010. On April 23, 2012, Donna Street accepted appointment as CFO of the Company. Simultaneously with Ms. Street’s appointment, Howard Crosby resigned from his position as CFO of the Company. Mr. Crosby remains a director and President of the Company.

(2)	Options vest in three equal installments every six months.

(3)	Options vest in two equal installments every six months.

Option Exercises and Stock Vested

An “Option Exercises and Stock Vested” table has not been included as it is not required for Smaller Reporting Companies.

Post Employment Compensation

Disclosures for Pension Benefits and Non-Qualified Deferred Compensation are not included as there were no applicable transactions for the reporting period.

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Director Compensation Tables and Narrative Disclosure

Name (1)	Fees Earned or Paid in Cash	Total
Anthony Williams	$20,000	$20,000
Kerry Dukes	$28,000	$28,000
Wesley Holland	$20,000	$20,000
Bobby Cooper	$10,000	$10,000
John May	$10,000	$10,000

(1)	Messrs. Ryan, Crosby, and Holland were appointed to the board on March 10, 2010. Messrs. Ryan and Crosby's compensations are discussed in the Executive Compensation tables.

Effective July 1, 2010, each non-employee Director receives a $5,000 quarterly cash stipend. New non-employee Directors historically have been granted an option to purchase shares upon joining the Board. There is no established policy requiring such a grant. Subsequent equity grants in the form of stock options, restricted stock or a combination of stock options and restricted stock typically take place annually and are based on each Director’s responsibility, experience, performance and ability to influence our long-term growth and profitability.

Compensation Committee

Compensation Committee Practices and Procedures

The Compensation Committee of the Board of Directors, comprised solely of independent Directors, has the responsibility and authority to establish the compensation program for our Executive Officers. The Compensation Committee is comprised of Mr. Kerry Dukes (Chairman), Dr. Wesley Holland and Mr. Anthony Williams.

In addition, the committee may also request independent compensation survey data and proxy information from companies similar in nature and size for comparative purposes. Our executives may advise the committee but play no role in compensation decisions. The committee reserves the right to also consider other unique factors in setting compensation levels and to adjust or recover for awards of payments if we adjust or restate performance measures in a manner that would reduce the size of an award or payment.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors, including the selection of the Company’s independent certified public accountants and the approval of services and fees provided by the independent certified public accountants. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2011 with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committees Concerning Independence, and it discussed with the auditors their independence from the Company and other relevant PCAOB and SEC guidance regarding the auditor’s communication with those charged with governance. The Audit Committee also considered whether the independent auditors’ provision of non-audit services to the Company is compatible with maintaining the auditors’ independence.

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Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Kerry Dukes
Anthony Williams

Audit Committee
May 23, 2012

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Mr. Anthony Williams, a director of the Company, has been a partner of the law firm DLA Piper US, LLP since November 2009. DLA Piper has rendered legal services to the Company, legal fees paid to DLA Piper US, LLP in 2011 and 2010 were $111,664 and 180,850, respectively.

Wesley Holland, one or our former directors, provides certain consulting services to us in connection with developing and marketing our life science technologies and products. Payments to Dr. Holland in 2011 and 2010 were $108,000 and $100,000, respectively.

On March 10, 2010, we consummated the sale of the assets related to our skin-care business to Skinvera LLC, a company wholly owned by Frank Massino, our former Chairman and Chief Executive Officer, pursuant to an Asset Purchase Agreement, whereby Skinvera purchased all assets and assumed all existing liabilities of our skincare business (except for assets and liabilities related to kinetin and zeatin). Skinvera received $1.8 million in cash in return for a $1.8 million secured promissory note, which bears interest at 6% per annum and is due on the seventh anniversary of its date of issuance. The Asset Purchase Agreement include provisions for royalty payments to us from Skinvera based on 5% of net direct sales of skincare products and 10% of net skincare royalties; up to a maximum of $5 million.

In December 2011 we allotted 1,400 of our Ordinary shares to each of Howard Crosby and John Ryan in exchange for the transfer of certain non-cash assets from each of those directors to us. Those non-cash assets were 100 shares each in the share capital of Hecla Mining Company, a NYSE-listed corporation.

The Companies Act prohibits a public company from allotting shares to any person for non-cash consideration unless certain conditions are met, including that the asset transferred to the relevant company in exchange for the shares in the company has to be independently valued. We have sought an appropriate valuation report from BDO LLP which was received in final form on December 20, 2010 and which confirmed that the aggregate value of the assets transferred to us by each of Howard Crosby and John Ryan was not less than the aggregate value of our Ordinary shares allotted to each of those directors by us. As such, we allotted the relevant shares to each of those directors with an effective date of December 22, 2010.

During the year ended December 31, 2011, the Company purchased 15,000 shares of Silver Scott Mines, Inc. for $5,266 and sold the shares prior to year end for $4,066. Mr. Ryan and Mr. Crosby are Directors and Mr. Holland is a former Director of Silver Scott Mines, Inc. In addition, Mr. Ryan and Mr. Crosby are Directors of Shoshone Silver/Gold Mines, Inc and Mineral Mountain Mining and Milling Co. Also, Mr. Ryan is a Director of Consolidated Goldfields. At December 31, 2011, the Company has investments in shares of common stock in these companies.

The audit committee of the Board is specifically authorized and directed in its written charter to review and approve all related party transactions that are required to be disclosed to shareholders pursuant to item 404(a) of Regulation S-K.

We generally do not engage in transactions in which our executive officers or directors or any of their immediate family members or any of our 5% stockholders have a material interest. Our Code of Business Conduct, which sets forth standards applicable to all employees, officers and directors, generally prohibits transactions that could result in a conflict of interest. Any change or waiver of our Code of Business Conduct for any executive officer or director will be disclosed, if and to the extent required by applicable law, rule or regulation as from time to time in effect, pursuant to a filing on Form 8-K or posted on our website (www.senetekplc.com) or any other means as may be required or allowed by applicable law, rule or regulation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our outstanding voting shares as of September 24, 2012, by: (i) all persons known to us to be the beneficial owner of more than 5% of our outstanding shares, (ii) each of our directors; (iii) each of our named executive officers; and (iv) our executive officers and directors as a group, in each case based on information provided to us by such beneficial owners or statements filed with the Commission pursuant to section 13(d) or 13(g) of the Exchange Act. Except as indicated by the notes to the following table, the holders listed below have sole voting power and investment power over the shares beneficially held by them. The address of each of our directors and executive officers is that of our principal executive office, 7 Office Way, Suite 218, Hilton Head, South Carolina, 29928.

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Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1) (2)	Percentage of Class (1)
5% Beneficial Owners (other than management)

William L. Campbell(3) P.O. Box 14006 Spokane, WA 99214	8,150,000	46.96%

Brush Prairie Minerals, Inc. (4) 905 N. Pines Rd. Suite A Spokane Valley, WA 99206	5,500,000	31.69%

Chester Mining Company(5) 905 N. Pines Rd. Suite A Spokane Valley, WA 99206	2,650,000	15.27%

Seaside 88, LP(6) 11911 US Highway One Suite 201-13 North Palm Beach, FL 33408	1,600,000	9.22%

Executive Officers and Directors
John P. Ryan	251,400	1.43%
Howard Crosby	417,501	2.37%
Kerry Dukes	195,750	1.12%
Anthony Williams	280,957	1.61%
Bobby Cooper	0	-
John May	0	-
Donna Miller	0	-

All Directors and Executive Officers as a group (7 persons)	979,507	5.41%

*Less than one percent

(1)	For purposes of this table, a person or a group of persons is deemed to have “beneficial ownership” as of a given date of any shares which that person has the right to acquire within 60 days after that date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any shares which that person or persons has the right to acquire within 60 days after that date are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. At September 24, 2012, there were 17,355,760 voting shares outstanding.

(2)	Includes the following number of shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of September 24, 2012: Mr. Ryan: 250,000 shares of non-qualified stock option; Mr. Crosby: 250,000 shares of non-qualified stock option; Mr. Dukes: 92,500 non-qualified stock option; and Mr. Williams: 146,250 shares of non-qualified stock option. In connection with the transaction between us and DMRJ Group, LLC, vesting was accelerated for all options to purchase Ordinary shares held by our officers and directors as of December 1, 2009. The options were extended for five years and the exercise price was re-priced to the greater of $1.25 or the market price on March 10, 2010.

(3)	The shares beneficially owned by Mr. Campbell consist of 5,500,000 shares owned by Brush Prairie Minerals, Inc. and 2,650,000 shares owned by Chester Mining Company, both of which are included separately in this table. Mr. Campbell has shared power to vote and direct the deposition of these shares with such entities.

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(4)	This entity shares voting and dispositive control of these shares with Mr. Campbell and these shares are included in this table with the shares beneficially owned by him. Mr. Campbell disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(5)	This entity shares voting and dispositive control of these shares with Mr. Campbell and his adult son, Travis W. Campbell. These shares are included in this table with the shares beneficially owned by William L. Campbell. Each William L. Campbell and Travis W. Campbell disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(6)	Seaside 88, LP is a Florida limited partnership of which Seaside 88 Advisors, LLC serves as general partner. William J. Ritger and Denis M. O’Donnell are managing members of the general partner. Each of Seaside 88 Advisors and Messrs. Ritger and O’Donnell disclaims beneficial ownership of these shares except to the extent of its or his pecuniary interest therein.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The following table identifies each person who, at any time during the fiscal year ended December 31, 2011, was a director, officer, or beneficial owner of more than 10% of our common stock that failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

		Number of
		Transactions Not
	Number of Late	Reported on a	Reports Not
Name	Reports	Timely Basis	Filed

Bobby Cooper	1	1	0
William Campbell	1	1	0
Travis Campbell	1	1	0
Chester Mining Co.	1	1	0
Brush Prairie Minerals, Inc.	1	1	0
John P. Ryan	1	1	0
Howard Crosby	1	1	0

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. We are also required to file electronic versions of these documents with the SEC, which may be accessed from the SEC’s Internet site at http://www.sec.gov.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matter which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any postponement or adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders, insofar as such proxies are not limited to the contrary.

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ANNUAL REPORT

SHAREHOLDERS MAY OBTAIN ADDITIONAL COPIES OF THE COMPANY’S 2011 ANNUAL REPORT WITHOUT CHARGE BY WRITING TO THE COMPANY AT 7 OFFICE WAY, SUITE 218, HILTON HEAD, SOUTH CAROLINA, 29928.

By Order of the Board of Directors,

John P. Ryan
Chief Executive Officer

October 5, 2012

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ORDINARY BUSINESS

1.	To receive and adopt the Company’s annual accounts for the fiscal year ended December 31, 2011 together with the last director report and auditors’ report on those accounts;
2.	To re-elect John P. Ryan as a Director;
3.	To re-elect Howard Crosby as a Director;
4.	To appoint DeCoria Maichel & Teague P.S. as the Company’s registered public accounting firm in the United State for the fiscal year ending December 31, 2012 at a remuneration to be determined by the Audit Committee of the board of directors of the Company;

5.	To reappoint BDD LLP as the Company’s statutory auditors for United Kingdom accounting purposes for the fiscal year ending December 31, 2012 at the remuneration to be determined by the Audit Committee of the board of directors of the Company.

6.	To, subject to the passing of resolution Seven below as a Special Resolution, sub-divide each of the Ordinary Shares of 40 pence each in the capital of the Company in issue at the close of business on immediately prior to the commencement of the Annual General Meeting to be held on Saturday, November 3, 2012 at 12:00 pm or such other time and date as the Directors may determine into [four] ordinary shares of 1 pence each in the capital of the Company, having the same rights, being subject to the same restrictions and ranking on the same basis as the existing ordinary shares of 40 pence each in the capital of the Company (save as to nominal value), and [thirty six] deferred shares of 1 pence each, having the rights and being subject to the restrictions set out in resolution Seven below

7.	To amend the Articles of Association of the Company by:

7.1           Inserting the following definition into Article 2:

"Deferred Share means the deferred shares of £0.01 nominal value each in the capital of the Company with the rights as per

Article 67.4" to be inserted after the definition of "Company"; and

7.2           Inserting a new Article 67.4 as follows:

67.4         Each Deferred Share in issue shall confer upon the holder such rights, and be subject to the restrictions, as follows:

67.4.1      Notwithstanding any other provision of these articles, a Deferred Share:

(a)        does not entitle its holder to receive any dividend or distribution declared, made or paid or any return of capital and does not entitle its holder to any further or other right of participation in the assets of the Company; and

(b)       entitles its holder to participate on a return of assets on a winding up of the Company, such entitlement to be limited to the repayment of the amount paid up or credited as paid up on such Deferred Share but only if the holders of each Ordinary Share then in issue shall have received a distribution of at least £1,000,000 per Ordinary Share held; and

(c)       does not entitle its holder to receive a share certificate in respect of his or her shareholding, save as required by law; and

(d)       does not entitle its holder to receive notice of, nor attend, speak or vote at, any general meeting of the Company; and

(e)       shall not be transferable at any time other than with the prior written consent of the Directors

Independence Resources PLC

▼ FOLD AND DETACH HERE ▼

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Please mark your votes as indicated in this example ☒

ORDINARY BUSINESS		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	1.	☐	☐	☐	5.	☐	☐	☐

	2.	☐	☐	☐	6.	☐	☐	☐

	3.	☐	☐	☐	7.	☐	☐	☐

	4.	☐	☐	☐

	Mark Here for Address Change or Comments SEE REVERSE	☐
RESTRICTED SCAN LINE AREA

Note: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature_____________________________Signature__________________________Date_____________________

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▼ FOLD AND DETACH HERE ▼

Independence Resources PLC

Instructions to the Bank of New York Mellon, as Depositary

(Must be received prior to the close of business on October 26, 2012)

The undersigned registered holder of American Depositary Receipts of Independence Resources PLC acknowledges receipt of a copy of the Annual Report and the Proxy Statement and hereby requests and instructs The Bank of New York Mellon, as Depositary, revoking any instructions previously given, to endeavor, insofar as practicable, to vote or cause to be voted the amount of shares or other Deposited Securities represented by such Receipts of Independence Resources PLC registered in the name of the undersigned on the books of the Depositary as of the close of business October 26, 2012, at the Annual General Meeting of the Shareholders of Independence Resources PLC to be held on November 3, 2012 at the Davenport Hotel, 10 South Post Street, Spokane, WA 99201, at 12:00 pm local time, and at any adjournment or postponement thereof, to appoint Mr. Howard Crosby and Mr. John Ryan, and each of them, as proxies, each with full power of substitution and to authorize them to represent and to vote all of the Deposited Securities represented by such Receipts, in the manner indicated on the reverse side of this voting instruction card. The proxy holders are not required to demand a poll at the Annual General Meeting unless required to so by the holder of Ordinary shares appointing them or by law, but may nonetheless do so in their discretion.

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF THE VOTING INSTRUCTION CARD IS PROPERLY EXECUTED, BANK OF NEW YORK MELLON, AS DEPOSITARY WILL VOTE THE DEPOSITED SECURITIES AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THE DEPOSITED SECURITIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS LISTED ON THIS VOTING INSTRUCTION CARD AND FOR ITEMS 1 AND 4 THROUGH 6. THE DEPOSITED SECURITIES WILL ALSO BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF OF WHICH THE COMPANY WAS NOT AWARE AT LEAST 45 DAYS PRIOR TO THE MAILING OF THE PROXY STATEMENT TO SHAREHOLDERS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED ON THIS VOTING INSTRUCTION CARD AND FOR THE APPROVAL OF ITEMS 1 AND 4 THROUGH 6.

Note:

Please direct the Depositary how it is to vote or instruct any proxy/proxies appointed by it to vote by placing an X in the appropriate box opposite the description of the matter or resolution on the voting instruction card.

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3649 S. HACKENSACK NJ 07606-9249 (Continued and to be marked, dated and signed, on the other side)

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Form of Proxy for use at the Annual General Meeting of Independence Resources PLC

to be held at the Davenport Hotel, 10 South Post Street, Spokane, WA 99201 on Saturday, November 3, 2012 at 12:00 pm local time

I/We the undersigned, being (a) member/member(s) of________________	PLC, hereby appoint the Chairman of the

Meeting or,

Name of Proxy______________________	Number of shares___________________

as my/our proxy to vote for me/us and on my/our behalf at the Annual General Meeting of the Company to be held at 12:00 pm local time on Saturday, November 3, 2012 at the Davenport Hotel, 10 South Post Street, Spokane, WA 99201 and at any adjournment thereof. I/We wish my/our proxy to vote as shown below in respect of the resolutions set out in the Notice of the Meeting.

Please indicate by ticking the box if this proxy appointment is one of multiple appointments being made*

For the appointment of one or more proxy, please refer to explanatory note 3 (below)

		FOR	AGAINST	WITHHELD
ORDINARY BUSINESS
1.	To receive and adopt the Company’s annual accounts for the fiscal year ended December 31, 2011 together with the last director report and auditors’ report on those accounts;	☐	☐	☐

2.	To re-elect John P. Ryan as a Director;	☐	☐	☐

3.	To re-elect Howard Crosby as a Director;	☐	☐	☐

4.	To appoint DeCoria Maichel & Teague P.S. as the Company’s registered public accounting firm in the United States for the fiscal year ending December 31, 2012 at a remuneration to be determined by the Audit Committee of the board of directors of the Company (the “Board ”); and	☐	☐	☐

5.	To reappoint BDO LLP as the Company’s statutory auditors for United Kingdom accounting purposes for the fiscal year ending December 31, 2012 at a remuneration to be determined by the Audit Committee of the Board.	☐	☐	☐

6.	To, subject to the passing of resolution Seven below as a Special Resolution, sub-divide each of the Ordinary Shares of 40 pence each in the capital of the Company in issue at the close of business on immediately prior to the commencement of the Annual General Meeting to be held on Saturday, November 3, 2012 at 12:00 pm or such other time and date as the Directors may determine into [four] ordinary shares of 1 pence each in the capital of the Company, having the same rights, being subject to the same restrictions and ranking on the same basis as the existing ordinary shares of 40 pence each in the capital of the Company (save as to nominal value), and [thirty six] deferred shares of 1 pence each, having the rights and being subject to the restrictions set out in resolution Seven below.	☐	☐	☐

7.	To amend the Articles of Association of the Company by:	☐	☐	☐

7.1        Inserting the following definition into Article 2:

"Deferred Share means the deferred shares of £0.01 nominal value each in the capital of the Company with the rights as per Article 67.4" to be inserted after the definition of "Company"; and

7.2        Inserting a new Article 67.4 as follows:

67.4         Each Deferred Share in issue shall confer upon the holder such rights, and be subject to the restrictions, as follows:

67.4.1     Notwithstanding any other provision of these articles, a Deferred Share:

(a)          does not entitle its holder to receive any dividend or distribution declared, made or paid or any return of capital and does not entitle its holder to any further or other right of participation in the assets of the Company; and

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(b)          entitles its holder to participate on a return of assets on a winding up of the Company, such entitlement to be limited to the repayment of the amount paid up or credited as paid up on such Deferred Share but only if the holders of each Ordinary Share then in issue shall have received a distribution of at least £1,000,000 per Ordinary Share held; and

(c)          does not entitle its holder to receive a share certificate in respect of his or her shareholding, save as required by law; and

(d)          does not entitle its holder to receive notice of, nor attend, speak or vote at, any general meeting of the Company; and

(e)          shall not be transferable at any time other than with the prior written consent of the Directors

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If you want your proxy to vote in a certain way on the resolutions specified, please place on “X” in the appropriate box. If you fail to select any of the given options your proxy can vote as he/she chooses or can decide not to vote at all. The proxy can also do this on any other resolution that is put to the meeting.

*The “Vote Withheld” option is to enable you to abstain on any particular resolution. However, it should be noted that a “vote withheld” is not a vote in law and will not be counted in the calculation of the proportion of votes “For” and “Against” a resolution.

Signed                                                                 Dated this                          day of                                            2012

Name

Address

Notes:

1. Every holder entitled to attend and vote at the meeting convened by the notice set out above has the right to appoint a proxy (or proxies) of their choice, who need not be a shareholder, as their proxy to exercise all or any of his rights to attend, speak and vote (whether on a show of hands or a poll) on their behalf at the meeting. If you wish to appoint a person other than the Chairman, please insert the name of your chosen proxy holder in the space provided (see above). If the proxy is being appointed in relation to less than your full voting entitlement, please enter in the box next to the proxy holder’s name (see above) the number of shares in relation to which they are authorized to act as your proxy. If left blank your proxy will be deemed to be authorized in respect of your full voting entitlement (or if this proxy form has been issued in respect of a designed account for a shareholder, the full voting entitlement for that designated account).

2. In the case of a shareholder that is a corporation, this proxy must be executed under the common seal or under the hand of a duly authorized officer or attorney of that corporation, whose designation must be stated.

3. To appoint more than one proxy you may photocopy this form. Please indicate each proxy holder’s name and the number of shares in relation to which they are authorized to act as your proxy (which, in aggregate, should not exceed the number of shares held by you). Please also indicate if the proxy instruction is one of multiple instructions being given. You may only appoint more than one proxy if each proxy is appointed to exercise rights attached to different shares. You may not appoint more than one proxy to exercise rights attached to any one share.

4. The “Vote Withheld” option is provided to enable you to abstain on any particular resolution. However, it should be noted that a “Vote Withheld” is not a vote in law and will not be counted in the calculation of the proportion of the votes ‘For’ and ‘Against’ a resolution.

5. The completion and return of this form will not preclude a member from attending the meeting and voting in person. If you attend the meeting in person, your proxy appointment will automatically be terminated.

6. In the case of joint holders of shares, the votes of the senior holder who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the votes of the other joint holder(s), and for this purpose seniority shall be determined by the order in which the relevant holders' names appear in the Company's register of members.

7. Entitlement to attend and vote at the meeting and the number of votes which may be cast by the relevant member shall be determined by reference to the Register of Members of the Company at 6pm on the day which is two days before the day of the meeting (or adjourned meeting). Changes to the Register of Members after that time shall be disregarded in determining the rights of any person to attend and vote at the meeting.

8. To be effective, all forms of proxy must be lodged not less than 48 hours before the time of the meeting (London Time) at the office of the Company’s registrars at: Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU. If you are posting this form in the United Kingdom, you may post it to Capita Registrars free of charge using the pre-paid details on the reverse.

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